SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 28, 2002

                 BANK UNITED CORP. LITIGATION CONTINGENT PAYMENT
                                  RIGHTS TRUST
                    (Exact Name of Registrant as Specified in
                                    Charter)

         Delaware                    0-32301                          76-6168223
      (State or Other            (Commission File               (I.R.S. Employer
      Jurisdiction of                Number)                 Identification No.)
      Incorporation)

3200 Southwest Freeway, Suite 1001, Houston, Texas                         77027
(Address of Principal Executive Offices)                              (Zip Code)



Registrant's telephone number, including area code: (713) 543-6958

                                 NOT APPLICABLE
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events.

On June 28, 2002, the Bank United Corp. Litigation Contingent Payment Rights Trust (the "Litigation Trust") issued the press release attached as Exhibit 99.1, which is hereby incorporated herein by reference, announcing the U.S. Government's decision to appeal the final judgment by the U.S. Court of Federal Claims, including (1) the Court's granting of summary judgment for the plaintiffs on the issue of liability against the U.S. Government, (2) the Court's refusal to deny modification of that decision, and (3) the Court's October 29, 2001 decision. The U.S. Government filed a Notice of Appeal to the U.S. Court of Appeals for the Federal Circuit on June 26, 2002, a copy of which is attached as Exhibit 99.2, which is hereby incorporated herein by reference. The description of such judgment, motions and notice is qualified in its entirety to the full text of such rulings, motions and notice.

Item 7.  Financial Statements and Exhibits.

              (c)   The following exhibits are filed with this report:

              Exhibit Number              Description

                   99.1                   Press Release Issued June 28, 2002.

                   99.2                   Notice of Appeal Filed June 26, 2002.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                               BANK UNITED CORP. LITIGATION CONTINGENT PAYMENT RIGHTS TRUST


                               By:  /s/ Jonathan K. Heffron
                               Name:  Jonathan K. Heffron
                               Title:  Litigation Trustee



Dated: July 15, 2002

                                  Exhibit Index

              Exhibit Number              Description

              99.1                   Press Release Issued June 28, 2002.

              99.2                   Notice of Appeal Filed June 26, 2002.